REVENUE	12 Months Ended
Dec. 31, 2013
REVENUE [Abstract]
REVENUE
4.        REVENUE

In 2013 and 2012, the Company chartered all of its operating vessels into a spot market arrangement with Orion. The Orion Tankers Pool was established in November 2011, and was equally owned by the Company and Frontline until the Company acquired the remaining shares in January 2013.
From January until November 2011, the Company placed all of its vessels in a spot market cooperative arrangement with Gemini Tankers LLC, where Frontline and Teekay Corporation (NYSE: TK), together with the Company were the main owners of the participating vessels.
During 2012, the Company temporarily operated six vessels in the spot market, other than through cooperative arrangements as spot charters. During 2011, the Company temporarily operated six vessels in the spot market, other than through cooperative arrangements as spot charters.

The table below provides the breakdown of revenues recorded as per the net method and the gross method.

Voyage Revenues All figures in USD '000	2013	2012	2011
Net pool spot market earnings, cooperative arrangements	-	77,287	76,618
Gross pool spot market earnings, Orion Tankers pool	-	36,339	–
Gross spot market earnings, through spot charters	243,657	17,056	18,169
Total Voyage Revenues	243,657	130,682	94,787
In November 2011, the Orion Tankers pool was established with Orion as pool manager and was owned equally by the Company and Frontline Ltd. In mid-November 2011, the Company's vessels were transferred from the Gemini Tankers LLC arrangement to the Orion Tankers pool upon completion of previously fixed charters within Gemini Tankers LLC. In September 2012, it was announced that the Company will acquire Frontline`s remaining interest in Orion and that Frontline would withdraw its nine Suezmax vessels from the Orion Tankers pool in the fourth quarter of 2012.  The withdrawal of these vessels was completed effective November 5, 2012, following which the Orion Tankers pool consists of 20 Suezmax vessels, all owned by the Company. The Orion Tankers' pool arrangement is managed and will continue to be operated by Orion. Orion was owned equally by the Company and Frontline Ltd. until January 1, 2013. Effective January 2, 2013 the Company acquired Frontline`s shares in Orion at its nominal book value after which time Orion became a wholly-owned subsidiary of the Company.

The Orion Tankers Pool accounted for 98% and Gemini Tankers LLC accounted for 2% of the Company's revenues for the year ended December 31, 2012. Gemini Tankers LLC accounted for 97% and the  Orion Tankers Pool accounted for 3% of the Company's revenues for the year ended December 31, 2011. For the year ended December 31, 2013 two costumers accounted for 42% of the total revenues.

Accounts receivable, net, as of December 31, 2013 and 2012 were $18.8 million and $0.01 million, respectively. Four charterers accounted for 52 % the outstanding amount as of December 31, 2013.

Accounts receivable, net related party, as of December 31, 2013 and 2012 were $0 and $12.9 million, respectively. Orion Tankers pool accounted for 100% of the Company's accounts receivable, net related party for the year ended December 31, 2012.